UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2008

LTX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	000-10761	04-2594045
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

825 University Avenue, Norwood, Massachusetts	02062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 461-1000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

The information provided pursuant to this Item 2.02 is to be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and incorporated by reference into those filings of LTX Corporation (“LTX”) that provide for the incorporation of all reports and documents filed by LTX under the Exchange Act.

On August 26, 2008, LTX announced its financial results for the fiscal quarter and year ended July 31, 2008. The full text of the press release issued in connection with the announcement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

This communication is being made with respect to the proposed business combination involving LTX and Credence Systems Corporation (“Credence”). In connection with the proposed transaction, LTX has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 containing a Joint Proxy Statement/Prospectus and each of LTX and Credence may file with the SEC other documents regarding the proposed transaction. The Joint Proxy Statement/Prospectus, which has been mailed to stockholders of LTX and Credence, contains important information about LTX, Credence, the transaction and related matters. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus as well as other documents that may be filed with the SEC carefully in their entirety because they contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LTX and Credence through the website maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from LTX by contacting Mark Gallenberger at mark_gallenberger@ltx.com, or 781-467-5417 or from Credence by contacting Brenda Ropoulos at brenda_ropoulos@credence.com, or 408-635-4309.

LTX and Credence, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Agreement and Plan of Merger, dated as of June 20, 2008, among LTX, Zoo Merger Corporation and Credence. Information regarding LTX’s directors and executive officers is contained in LTX’s Annual Report on Form 10-K for the fiscal year ended July 31, 2007, its proxy statement dated November 6, 2007 and its Current Report on Form 8-K filed on June 23, 2008 and July 29, 2008, which are filed with the SEC. Information regarding Credence’s directors and executive officers is contained in Credence’s Annual Report on Form 10-K for the fiscal year ended November 3, 2007, its proxy statement dated March 7, 2008, its Current Reports on Form 8-K filed on April 18, 2008; May 1, 2008; June 10, 2008; June 17, 2008 and June 23, 2008, and its Form 4 filed on April 29, 2008, which are filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Joint Proxy Statement/Prospectus.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K regarding the proposed transaction between LTX and Credence, including statements regarding LTX’s, Credence’s and/or the combined company’s revenue, margin or earnings guidance, the ability of LTX and Credence to complete the proposed merger, the ability of LTX to obtain stockholder approval of matters relating to the proposed merger, the timing of the completion of the proposed merger and any other statements about LTX or Credence managements’ future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing “believes,” “anticipates,” “plans,” “expects,” “may,” “will,” “would,” “intends,” “estimates” and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to obtain stockholder approval for matters relating to the proposed merger, the ability to satisfy the other conditions to the completion of proposed merger, the ability to consummate the proposed merger, the ability to successfully integrate LTX’s and Credence’s operations and employees; the ability to realize anticipated synergies and cost savings; the risk of fluctuations in sales and operating results; risks related to the timely development of new products, options and software applications and the other factors described in LTX’s Annual Report on Form 10-K for the fiscal year ended July 31, 2007 and Credence’s Annual Report on Form 10-K for the fiscal year ended November 3, 2007, their most recent Quarterly Reports on Form 10-Q and their Joint Proxy Statement/Prospectus, each as filed with the SEC. LTX and Credence disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the filing of this Current Report on Form 8-K.

Item 8.01 Other Events.

The press release filed as Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibit relating to Item 2.02 shall be deemed to be “filed” under the Exchange Act and incorporated by reference into those filings of LTX that provide for the incorporation of all reports and documents filed by LTX under the Exchange Act:

99.1	Press Release dated August 26, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LTX CORPORATION

Date: August 26, 2008	By:	/s/ Joseph A. Hedal
Joseph A. Hedal General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated August 26, 2008